UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2024

SPIRE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive Suite 1100
Vienna, Virginia		22182
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (202) 301-5127

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	SPIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2024, the Board of Directors (the “Board”) of Spire Global, Inc. (the “Company”) approved, (i) effective as of January 1, 2025, the removal of Peter Platzer as Chief Executive Officer of the Company and his appointment as Executive Chairman of the Company, (ii) effective as of January 1, 2025, the removal of Theresa Condor as Chief Operating Officer of the Company and her appointment as Chief Executive Officer of the Company, and (iii) effective as of January 6, 2025, the appointment of Celia Pelaz as Chief Operating Officer of the Company. The removals of Mr. Platzer and Ms. Condor from their current positions with the Company were not because of any disagreement relating to the Company’s operations, policies, practices, financial reporting or controls.

Mr. Platzer has served as the Company’s President, Chief Executive Officer, and as one its directors since August 2021. Mr. Platzer previously served as the co-founder and Chief Executive Officer of Spire Global Subsidiary, Inc. (formerly known as Spire Global, Inc.) (“Legacy Spire”) since September 2012 through the closing of the Company’s merger with NavSight Holdings, Inc. (“NavSight”).

Ms. Condor has served as the Company’s Chief Operating Officer since October 2021 and as one of the Company’s directors since August 2021. Prior to her role as Chief Operating Officer, Ms. Condor served as Executive Vice President, General Manager of Space Services and Earth Intelligence since August 2021. Ms. Condor also served as Executive Vice President, General Manager of Space Services and Earth Intelligence at Legacy Spire, in addition to serving in a variety of other roles at Legacy Spire, since February 2013, and has served as one of Legacy Spire’s directors since November 2015.

Ms. Pelaz, age 46, will join the Company from HENSOLDT AG, where she has served as Chief Operating Officer since April 2024 and as a member of the Management Board since July 2021. Prior to her role as Chief Operating Officer, she was Chief Strategy Officer from July 2021 to March 2024 and Head of Spectrum Dominance & Airborne Solutions Division from April 2018 to August 2022. HENSOLDT AG was carved out of Airbus Group in 2017 and focuses on sensor technologies for defense and security missions.

There are no arrangements or understandings between Mr. Platzer, Ms. Condor or Ms. Pelaz and any other persons pursuant to which they were appointed as Executive Chairman, Chief Executive Officer and Chief Operating Officer, respectively. Other than Mr. Platzer and Ms. Condor, who are married, there are no family relationships between Mr. Platzer, Ms. Condor or Ms. Pelaz and any of the Company’s directors or executive officers. Except as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2024, each of Mr. Platzer, Ms. Condor and Ms. Pelaz does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

No changes have been made to the existing compensation arrangements of Mr. Platzer and Ms. Condor in connection with these appointments.

On December 3, 2024, Ms. Pelaz entered into an employment contract with the Company establishing her compensation as Chief Operating Officer (the “Employment Contract”). Pursuant to the Employment Contract, Ms. Pelaz’s initial compensation will consist of the following:

•
an annual base salary of EUR 430,000;
•
she will be eligible to receive an annual cash bonus under the Company’s Executive Officer Short-Term Incentive Plan in a target amount equal to 70% of her annual base salary; and
•
she will receive a grant of 150,000 restricted stock units under the Company’s 2021 Equity Incentive Plan, as amended (the “2021 Plan”), to be granted on January 6, 2025, 25% of which will vest on the first Quarterly Vesting Date (as defined below) that is in the same calendar quarter as the one year anniversary of the grant date, and thereafter the award shall vest as to 1/16th of the total number of shares subject to the award on each Quarterly Vesting Date thereafter over the next three years, in each case subject to Ms. Pelaz’s continued service with the Company.

“Quarterly Vesting Date” means, with respect to any calendar year, the 20th day of February, May, August, and November.

The Employment Contract provides for severance pay and benefits in the event Ms. Pelaz’s employment is terminated by the Company without Cause (as defined in the Employment Contract) or due to Ms. Pelaz’s resignation for Good Reason (as defined in the Employment Contract), with such terminations referred to as a “Qualifying Termination.”

The Employment Contract also provides that if Ms. Pelaz’s employment is terminated as the result of a Qualifying Termination, and the termination date occurs before a Change in Control (as defined in the 2021 Plan) or after the period that begins on the date of a Change in Control during the term and ends on the 18-month anniversary of such Change in Control (the “Change in Control Period”), then the Company shall, in addition to paying executive’s base salary and other compensation earned through the termination date:

•
pay to Ms. Pelaz as severance pay an amount equal to 100% of her annualized base salary as of the termination date (or annualized base salary as of immediately prior to a material reduction of such base salary), less all legally required and authorized deductions and withholdings, payable in a lump sum on the first regular payroll date immediately following the termination date;
•
pay to Ms. Pelaz as additional severance pay an amount equal to 100% of her target annual cash bonus for the fiscal year in which the termination date occurs, less all legally required and authorized deductions and withholdings, payable in a lump sum on the Company’s first regular payroll date immediately following the termination date (the “Non-CIC Bonus Payment”);
•
pay to Ms. Pelaz as additional severance a lump sum cash payment equal to 100% of her group health insurance coverage with the Company, at the same level of coverage that was in effect as of the termination date, for a period of 18 months, less all legally required and authorized deductions and withholdings, payable in a lump sum on the Company’s first regular payroll date immediately following the termination date (the “Non-CIC Benefits Continuation Payment”); and
•
pay up to $15,000 for outplacement services by an outplacement services provider selected by Ms. Pelaz, with any such amount payable by the Company directly to the outplacement services provider or reimbursed to Ms. Pelaz, in either case subject to submission of appropriate receipts before the 12-month anniversary of the termination date (the “Pelaz Outplacement Payments”).

The Employment Contract provides that if Ms. Pelaz’s employment is terminated as the result of a Qualifying Termination, and the termination date occurs during the Change in Control Period, then the Company shall, in addition to paying her base salary and other compensation earned through the termination date:

•
pay to Ms. Pelaz as severance pay an amount equal to the sum of (i) 150% of her annualized base salary as of the termination date (or annualized base salary as of immediately prior to a material reduction of such base salary), (ii) 150% of her target annual cash bonus for the fiscal year in which the termination date occurs (the “CIC Bonus Payment”), and (iii) 150% of her group health insurance coverage with the Company, at the same level of coverage that was in effect as of the termination date, for a period of 18 months (the “CIC Benefits Continuation Payment”), in each case less all legally required and authorized deductions and withholdings, payable in a lump sum on the Company’s first regular payroll date immediately following the termination date; and
•
pay the Pelaz Outplacement Payments.

The Employment Contract also provide that in the case of such a termination, Ms. Pelaz’s then-outstanding equity awards will accelerate and immediately become fully vested, and the period to exercise any award will become the expiration date of such award, as applicable.

In addition, the Employment Contract provides that if Ms. Pelaz’s employment is terminated as the result of a Qualifying Termination, and a Change in Control occurs within 90 calendar days after the termination date, then she shall receive an additional cash payment equal to the sum of: (i) 50% of her annualized base salary as of the termination date (or annualized base salary as of immediately prior to a material reduction of such base salary), (ii) the difference between the CIC Bonus Payment and the Non-CIC Bonus Payment, and (iii) the difference between the CIC Benefits Continuation Payment and the Non-CIC Benefits Continuation Payment, less all legally required and authorized deductions and withholdings, payable in a single lump sum no later than 10 calendar days after the date of such Change in Control.

The foregoing summary of the Employment Contract does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Contract, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

On December 2, 2024, Leonardo Basola, Chief Financial Officer, informed the Company of his decision to resign as Chief Financial Officer, effective upon the completion of the Company’s previously disclosed review of certain accounting practices and the related restatement of prior period financial statements. Mr. Basola’s decision was not because of any disagreement relating to the Company’s operations, policies, practices, financial reporting or controls.

On December 2, 2024, the Board appointed Thomas Krywe as the Company’s interim Chief Financial Officer, effective upon Mr. Basola’s departure as Chief Financial Officer, while the Company searches for Mr. Basola’s replacement.

Mr. Krywe, age 53, has been a consultant to the Company since August 2024. Mr. Krywe previously was an advisor to Volocopter GmbH from January 2024 through May 2024 and the Company’s Chief Financial Officer from August 2021 through September 2023. Mr. Krywe also served as the Chief Financial Officer of Legacy Spire from October 2020 through the closing of the Company’s merger with NavSight, and in various other positions at Legacy Spire since October 2017. Prior to this, Mr. Krywe served as Vice President, Finance at Jive Software, Inc., a communication software company, from September 2015 to September 2017, and as Senior Director of Finance of the Data Protection Division at Dell EMC, a data storage and information security company and subsidiary of Dell Technologies Inc., from January 2013 to September 2015. Mr. Krywe served as Vice President of Finance and Accounting at 2Wire, Inc., a home networking customer premises equipment manufacturer acquired by Arris International, Plc, from June 2008 to November 2012. Mr. Krywe holds a B.S. in Commerce, Finance from Santa Clara University.

There are no arrangements or understandings between Mr. Krywe and any other persons pursuant to which he was appointed Chief Financial Officer. There are no family relationships between Mr. Krywe and any of the Company’s directors or executive officers, and Mr. Krywe does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Effective August 12, 2024, the Company entered into a consulting agreement with Mr. Krywe (the “Consulting Agreement”), pursuant to which he receives an annual base salary of $390,000 and will receive a fiscal year 2024 annual bonus equivalent to 80% of his annual base salary, prorated to reflect his start date. On August 12, 2024, Mr. Krywe also received a grant of 74,375 restricted stock units under the 2021 Plan that vest quarterly on each Quarterly Vesting Date thereafter over a 12-month period. The first tranche of such restricted stock units vested on August 20, 2024. The term of the Consulting Agreement ends on December 31, 2024, but the Consulting Agreement is renewable thereafter on a month-to-month basis. If either party breaches a material provision of the Consulting Agreement, the other party may terminate upon 10 days’ notice, unless the breach is cured within the notice period. The Company also may terminate the Consulting Agreement at any time, with or without cause, upon 30 days’ notice.

The Consulting Agreement provides for severance pay and benefits in the event the Consulting Agreement is terminated by the Company without Cause. If the Consulting Agreement is terminated without Cause, and the termination date occurs before a Change in Control or after the Change in Control Period, then the Company shall, in addition to paying Mr. Krywe’s base salary and other compensation earned through the termination date:

•
pay to Mr. Krywe as severance pay an amount equal to 100% of his annualized base salary as of the termination date (or annualized base salary as of immediately prior to a material reduction of such base salary), less all legally required and authorized deductions and withholdings, payable in a lump sum on the first regular payroll date immediately following the termination date;
•
pay to Mr. Krywe as additional severance the Non-CIC Bonus Payment; and
•
pay up to $15,000 for outplacement services by an outplacement services provider selected by Mr. Krywe, with any such amount payable by the Company directly to the outplacement services provider or reimbursed to Mr. Krywe, in either case subject to submission of appropriate receipts before the 12-month anniversary of the termination date (the “Krywe Outplacement Payments”).

The Consulting Agreement provides that if the Consulting Agreement is terminated without Cause, and the termination date occurs during the Change in Control Period, then the Company shall, in addition to paying his base salary and other compensation earned through the termination date:

•
pay to Mr. Krywe as severance pay an amount equal to the sum of (i) 150% of his annualized base salary as of the termination date (or annualized base salary as of immediately prior to a material reduction of such base salary) and (ii) the CIC Bonus Payment; and
•
pay the Krywe Outplacement Payments.

The Consulting Agreement also provides that in the case of such a termination, Mr. Krywe’s then-outstanding equity awards will accelerate and immediately become fully vested, and the period to exercise any award will become the expiration date of such award, as applicable.

In addition, the Consulting Agreement provides that if the Consulting Agreement is terminated without Cause, and a Change in Control occurs within 90 calendar days after the termination date, then he shall receive an additional cash payment equal to the sum of: (i) 50% of his annualized base salary as of the termination date (or annualized base salary as of immediately prior to a material reduction of such base salary) and (ii) the difference between the CIC Bonus Payment and the Non-CIC Bonus Payment.

The foregoing summary of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.2 to this report and is incorporated herein by reference.

No changes have been made to the existing compensation arrangement of Mr. Krywe in connection with this appointment.

Item 7.01. Regulation FD Disclosure.

On December 3, 2024, the Company issued a press release announcing the executive transitions disclosed above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
10.1	Employment Contract, effective January 6, 2025, between Celia Pelaz and Spire Global Germany GmbH
10.2	Consulting Agreement, effective August 12, 2024, between Thomas Krywe and Spire Global, Inc.
99.1	News release of Spire Global, Inc., dated December 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPIRE GLOBAL, INC.

Date:	December 3, 2024	By:	/s/ Peter Platzer
		Name: Title:	Peter Platzer Chief Executive Officer